Exhibit 99.2

FOR IMMEDIATE RELEASE

Thumzup Media Corp Announces Closing of Upsized Underwritten Public Offering of Shares of Common Stock

Deal size increased by $875,000 from $6,250,000 to $7,125,000

Los Angeles, CA - October 30, 2024 - Thumzup Media Corporation (“Thumzup” or the “Company”) (Nasdaq: TZUP), a leading provider of innovative social media branding and marketing solutions which allow businesses and brands to pay customers and fans cash through Venmo and PayPal for their posts on social media, today announced the closing of an underwritten public offering of 1,425,000 shares of common stock. In addition, the Company has granted the underwriters a 45-day over-allotment option to purchase up to an additional 213,750 shares of common stock, less underwriting discounts and commissions.

Gross proceeds from the offering are $7,125,000, before deducting underwriting discounts and commissions and offering expenses, but excluding any exercise of the underwriters’ over-allotment option.

Dawson James Securities, Inc., acted as the Sole Book-Running Manager for the offering.

Sichenzia Ross Ference Carmel LLP, New York, NY, represented the Company in connection with the offering, and ArentFox Schiff LLP, Washington, DC, represented the underwriter.

A registration statement on Form S-1 (File No. 333-279828) relating to the common stock sold in this offering was declared effective by the United States Securities and Exchange Commission (“SEC”) at 4:00 p.m. Eastern time on October 28, 2024. The offering was made only by means of a prospectus. Copies of the final prospectus may be obtained at the SEC’s website at www.sec.gov or from Dawson James Securities, Inc. Attention: Prospectus Department, 101 North Federal Highway, Suite 600, Boca Raton, FL 33432, investmentbanking@dawsonjames.com or toll free at 866.928.0928.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

About Thumzup®

Thumzup Media Corporation (Thumzup) is democratizing the multi-billion dollar social media branding and marketing industry. Its flagship product, the Thumzup platform, utilizes a robust programmatic advertiser dashboard coupled with a consumer-facing App to enable individuals to get paid cash for posting about participating advertisers on major social media outlets through the Thumzup App. The easy-to-use dashboard allows advertisers to programmatically customize their campaigns. Cash payments are made to App users/creators through PayPal and Venmo.

Thumzup is a publicly traded company (Nasdaq: TZUP). For more information, please visit https://www.thumzupmedia.com.

Legal Disclaimer

This press release contains certain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These include, without limitation, statements about its potential growth, impacts on the advertising industry, plans for potential uplisting, and planned expansion. These statements are identified by the use of the words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “continue,” “predict,” “potential,” “project” and similar expressions that are intended to identify forward-looking statements. All forward-looking statements speak only as of the date of this press release. You should not place undue reliance on these forward-looking statements. Although we believe that our plans, objectives, expectations and intentions reflected in or suggested by the forward-looking statements are reasonable, we can give no assurance that these plans, objectives, expectations or intentions will be achieved. Forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from historical experience and present expectations or projections. Actual results may differ materially from those in the forward-looking statements and the trading price for our common stock may fluctuate significantly. Forward-looking statements also are affected by the risk factors described in our filings with the U.S. Securities and Exchange Commission. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

Contact Info

investors@thumzupmedia.com

800-403-6150

Media Contact
Jessica Starman
media@thumzupmedia.com